UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2024
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
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DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 2.02.	Results of Operations and Financial Condition.
On January 10, 2024, Masimo Corporation (the “Company”) issued a press release announcing select preliminary financial results for the fourth quarter and full-year ended December 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The preliminary financial information presented in this press release is based on the Company’s current expectations and may be adjusted as a result of, among other things, completion of customary annual audit procedures. The Company’s management plans to discuss the Company’s complete fourth quarter and full-year 2023 financial results after the market closes on Tuesday, February 27, 2024.
In accordance with General Instructions B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.
In connection with the Company’s participation at the 42nd Annual J.P. Morgan Healthcare Conference on January 10, 2024, the Company’s Chief Financial Officer, will review select preliminary financial results for the fourth quarter and full-year 2023 and estimates for its full-year 2024 financial guidance.
In addition, the Company is making available to investors supplemental financial information for fiscal 2017, 2018, 2019, 2020, 2021, 2022 and the first, second and third quarter of fiscal 2022 and 2023 pursuant to the materials furnished as Exhibit 99.2 to this Current Report, as well as a discussion of non-GAAP measures, adjustments and definitions pursuant to the materials furnished as Exhibit 99.3 to this Current Report.
In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, Dated January 10, 2024, Reporting Select Preliminary 2023 Financial Results and 2024 Guidance
99.2	Masimo Fourth Quarter 2023 Supplemental Earnings Presentation
99.3	Masimo GAAP to Non-GAAP Definitions
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: January 10, 2024	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)